SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-ENVIROSOURCE, INC

          THE GABELLI PERFORMANCE PARTNERSHIP
                                 1/26/99            2,000-            3.8438
          GABELLI FUNDS, LLC
               THE GABELLI CAPITAL ASSET FUND
                                 2/02/99            2,000-            2.9999
                                 1/20/99            3,000-            4.1999
                                 1/06/99            3,000-            4.9998
          GAMCO INVESTORS, INC.
                                 2/23/99              600-            2.0104
                                 2/19/99            1,500-            2.0625
                                 2/18/99            2,000-            2.1250
                                 2/17/99              100-            2.1250
                                 2/17/99            2,100-            2.1875
                                 2/16/99           15,827-            2.1472
                                 2/16/99            8,000-            2.1738
                                 2/12/99              414-            2.5000
                                 2/12/99              100-            2.3750
                                 2/05/99            5,000-            2.6750
                                 2/04/99            2,000-            3.0625
                                 1/28/99            1,528-            3.1659
                                 1/26/99            4,300-            3.8198
                                 1/22/99            4,000-            3.9063
                                 1/20/99              100-            4.1875
                                 1/19/99              999-            4.3750
                                 1/11/99            3,628-            4.0000
                                 1/11/99            1,999-            4.3438
                                 1/08/99              499-            4.8982
                                 1/08/99              600             4.8290
                                 1/08/99            3,096-            4.9375
                                 1/08/99              500             4.8073
                                 1/08/99              500             4.7680
                                 1/08/99            2,000             4.8723
                                 1/06/99            2,000             5.2500
                                 1/05/99              714-            5.0350
          GABELLI & COMPANY MARKET MAKING ACCOUNT
                                 2/23/99               99-            2.0625
                                 1/27/99              100             3.0000
                                 1/27/99              100-            3.0625
                                 1/11/99                1-            4.9375
                                 1/08/99                3-            4.5200






                                             SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-ENVIROSOURCE, INC

          GABELLI & COMPANY MARKET MAKING ACCOUNT
                                 1/08/99                1-            5.0000
                                 1/08/99                1-            4.8982
                                 1/07/99              200             4.4375
                                 1/07/99              100-            4.2500




















          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NASDAQ NATIONAL MARKET.


          (2) PRICE EXCLUDES COMMISSION.